UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington,  D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): February 18, 2016

Sunstone Hotel Investors, Inc.

(Exact Name of Registrant as Specified in Its Charter)

Maryland	001-32319	20-1296886
(State or Other Jurisdiction of Incorporation or Organization)	(Commission File Number)	(I.R.S. Employer Identification Number)

120 Vantis, Suite 350 Aliso Viejo, California	92656
(Address of Principal Executive Offices)	(Zip Code)

(949) 330-4000

(Registrant’s telephone number including area code)

N/A

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02.Results of Operations and Financial Condition.

On February 22, 2016,  Sunstone Hotel Investors, Inc. (the “Company”) issued a press release regarding its financial results for the fourth quarter and full year ended December 31, 2015. The press release referred to a supplemental information package that is available on the Company’s website, free of charge, at www.sunstonehotels.com. A copy of the press release and the supplemental information package are attached hereto as Exhibits 99.1 and 99.2, respectively, and are incorporated herein by this reference.

The information furnished pursuant to this Item 2.02, including Exhibit 99.1 and Exhibit 99.2, shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities under that Section, and shall not be deemed to be incorporated by reference into any filing of the Company under the Securities Act of 1933, as amended, or the Exchange Act, regardless of any general incorporation language in such filing.

Item 5.02.Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

Base Salary Increases

On February 18, 2016, the Company’s Board of Directors promoted Bryan A. Giglia to Executive Vice President – Chief Financial Officer and Robert C. Springer to Executive Vice President – Chief Investment Officer. The Board of Directors also approved base salary adjustments for the named executive officers that will be included in the Company’s proxy statement for its 2016 annual meeting, effective as of January 1, 2016, as follows:

Named Executive Officers & Title	New Base Salary
John V. Arabia, President and Chief Executive Officer	$750,000
Bryan A. Giglia, Executive Vice President – Chief Financial Officer	$430,000
Marc A. Hoffman, Executive Vice President – Chief Operating Officer	$520,000
Robert C. Springer, Executive Vice President – Chief Investment Officer	$395,000

Bonus Potential

In connection with their promotions, each of Messrs. Giglia and Springer will be eligible to receive (i) an annual cash performance bonus based on the attainment of performance goals determined by the Company with a threshold level equal to 75% of base salary, a target level equal to 100% of base salary, a high level equal to 150% of base salary and a superior level equal to 175% of base salary; provided, however, that no minimum bonus is guaranteed and any bonus may equal zero in any given year; and (ii) an annual equity award with a threshold level equal to 150% of base salary, a target level equal to 200% of base salary, a high level equal to 250% of base salary and a superior level equal to 300% of base salary; provided, however, that no minimum equity award is guaranteed and any award may equal zero in any given year.

Item 8.01Other Events.

Effective February 18, 2016, the Board of Directors amended the Company’s Corporate Governance Guidelines (the “Guidelines”) to establish a policy prohibiting the Board of Directors from adopting a stockholder rights plan, also known as a “poison pill,” without prior stockholder approval, unless the plan provides that it will expire within 12 months of adoption absent ratification by the Company’s stockholders prior to expiration. The complete text of the Guidelines is set forth on the Company’s investor relations web site.

Item 9.01.  Financial Statements and Exhibits.

(d) The following exhibits are furnished herewith:

EXHIBIT INDEX

Exhibit No.	Description
99.1	Press Release, dated February 22, 2016.
99.2	Supplemental information package for the fourth quarter and full year ended December 31, 2015.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Sunstone Hotel Investors, Inc.

Date: February 22, 2016	By:	/s/ Bryan A. Giglia
Bryan A. Giglia (Principal Financial Officer and Duly Authorized Officer)